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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 27, 1999



                                  HARMONIC INC.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                        000-25826                       77-0201147
(State or Other Jurisdiction of      (Commission File Number)      (IRS Employer Identification
         Incorporation)                                                        No.)

                 549 BALTIC WAY                                       94089
              SUNNYVALE CALIFORNIA                                  (Zip Code)
    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (408) 542-2500

                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.        OTHER EVENTS.

               On October 27, 1999, Harmonic entered into an Agreement and Plan of Merger and Reorganization with C-Cube Microsystems, Inc., pursuant to which C-Cube will merge into Harmonic. Under the terms of the Merger Agreement, C-Cube will sell or spin-off all of the assets and liabilities of its semiconductor division prior to closing. C-Cube will then merge into Harmonic, and hence, Harmonic will acquire the Divicom business of C-Cube. The merger will be structured as a tax-free exchange of stock. In the merger, each share of common stock, $.001 par value, of C-Cube will be converted into the right to receive
 .5427 shares of Harmonic common stock, $.001 par value.

               Consummation of the merger is subject to a number of conditions, including Harmonic and C-Cube stockholder approval, the prior disposition of C-Cube's semiconductor business and the obtainment of certain regulatory approvals.

               Copies of the Agreement and Plan of Merger and Reorganization and Harmonic's press release dated October 27, 1999 announcing the merger are attached to this Current Report on Form 8-K as Exhibits 2.1 and 99.1, respectively, and are incorporated herein by reference.

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ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following exhibits are filed with this report on Form 8-K:


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
Exhibit No.             Description
-----------             -----------
2.1                     Agreement and Plan of Merger and Reorganization by and
                        among C-Cube Microsystems, Inc. and Harmonic Inc. dated
                        October 27, 1999.

99.1                    Press Release of Harmonic Inc. dated October 27, 1999.
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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HARMONIC INC.



Dated:  November 1, 1999                     By:     /s/ Anthony Ley
                                                --------------------------------
                                                  Anthony Ley
                                                  Chairman, President and Chief
                                                  Executive Officer

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                                  EXHIBIT INDEX


Exhibit No.             Description
-----------             -----------
2.1                     Agreement and Plan of Merger and Reorganization by and
                        among C-Cube Microsystems, Inc. and Harmonic Inc. dated
                        October 27, 1999 (excluding exhibits).

99.1                    Press Release of Harmonic Inc., dated October 27, 1999.
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